UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

MICROVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34170	91-1600822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6222 185th Avenue NE

Redmond, Washington 98052

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 936-6847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 15, 2012, MicroVision, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc. (the “Underwriter”). The Underwriting Agreement provides for the sale of (i) an aggregate of 4,200,000 shares (“Shares”) of common stock, par value $0.001 per share (“Common Stock”), and (ii) warrants to purchase an aggregate of 2,100,000 shares of Common Stock (the “Warrants”). The shares of Common Stock and Warrants are being sold as units (“Units”), with each Unit consisting of one Share and one Warrant to purchase 0.5 shares of Common Stock, at a public offering price of $2.50 per Unit, less the underwriting discounts and commissions payable by the Company (the “Offering”). The Underwriter will purchase the Units at a discounted price of $2.35 per Unit. The transactions contemplated by the Underwriting Agreement are expected to close on June 20, 2012, subject to the satisfaction of customary closing conditions. The Shares and the Warrants are being offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-175419).

Warrant Agreement

Upon closing of the Offering, the Company will enter into a warrant agreement (the “Warrant Agreement”) with American Stock Transfer and Trust Company, as warrant agent, pursuant to which the Warrants will be issued at an exercise price equal to $2.65 per share. The warrants will be exercisable at any time beginning on the one-year anniversary of the date of issuance until the five-year anniversary of the date of initial issuance. The warrants may be exercised by surrendering to the warrant agent the warrant certificate evidencing the warrants to be exercised with the accompanying exercise notice, appropriately completed, duly signed and delivered, together with cash payment of the exercise price, if applicable.

In the event of an extraordinary transaction, as described in the warrants and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, in which the amount of the alternate consideration is less than the exercise price of the warrant, then we or any successor entity shall pay at the holder’s option, exercisable at any time concurrently with or within thirty (30) days after the consummation of the fundamental transaction, an amount of cash equal to the value of the warrant as determined in accordance with the Black Scholes option pricing model.

The warrants contain weighted average anti-dilution protection upon the issuance of any common stock, securities convertible into common stock or certain other issuances at a price below the then-existing exercise price of the warrants, with certain exceptions. The terms of the warrants, including these anti-dilution protections, may make it difficult for us to raise additional capital at prevailing market terms in the future.

Upon surrender of the warrant certificate, with the exercise notice appropriately completed and duly signed and cash payment of the exercise price, if applicable, on and subject to the terms and conditions of the warrant agreement, we will deliver or cause to be delivered, to or upon the written order of such holder, the number of whole shares of common stock to which the holder is entitled, which shares may be delivered in book-entry form. If fewer than all of the warrants evidenced by a warrant certificate are to be exercised, a new warrant certificate will be issued for the remaining number of warrants.

In the underwriting agreement, we have agreed to use commercially reasonable efforts to file a registration statement to register the issuance of shares underlying the warrants and have such registration statement declared effective by the one-year anniversary of the issuance of the warrants. If, and only if, a registration statement relating to the issuance of the shares underlying the warrants is not then effective or available, a holder of warrants would only be entitled to exercise the warrants on a cashless basis, where the holder receives the net value of the warrant in shares of common stock. Holders of warrants also will be able to exercise their warrants only if the shares of common stock underlying the warrant are qualified for sale or are at the time exempt from qualification under the applicable securities or blue sky laws of the states in which such holder (or other persons to whom it is proposed that shares be issued on exercise of the warrants) reside. Shares issued pursuant to a cashless exercise would be freely tradable without restriction or further registration under the Securities Act by persons other than our affiliates (within the meaning of Rule 144 under the Securities Act).

The exercise price and the number and type of securities purchasable upon exercise of warrants are subject to adjustment upon certain corporate events, including certain combinations, consolidations, liquidations, mergers, recapitalizations, reclassifications, reorganizations, stock dividends and stock splits, a sale of all or substantially all of our assets and certain other events.

No fractional shares will be issued upon exercise of the warrants. The warrants do not confer upon holders any voting or other rights as stockholders of the Company.

A copy of the opinion of Ropes & Gray LLP relating to the legality of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 hereto. Copies of the Underwriting Agreement and the Warrant Agreement are filed herewith as Exhibits 1.1 and 4.1, respectively, and are incorporated herein by reference. The foregoing description of the Offering by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 7.01. Regulation FD Disclosure.

On June 15, 2012, the Company issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

Certain Forward-Looking Statements

This Current Report on Form 8-K may contain certain statements contained in this release, including those relating to closing of the offering, as well as statements containing words like “expected,” and other similar expressions, are forward-looking statements that involve a number of risks and uncertainties. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, including the risk that the transaction described above may not be completed. These risks and uncertainties include, but are not limited to those detailed from time to time in our Securities and Exchange Commission filings.

Readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date of this Current Report and the company undertakes no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement by and between MicroVision, Inc. and Oppenheimer & Co. Inc. dated June 15, 2012.

4.1	Form of Warrant Agreement by and between MicroVision, Inc. and the American Stock Transfer and Trust Company.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).

99.1	MicroVision, Inc. Press Release, dated June 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ Thomas M. Walker
Thomas M. Walker
Vice President, General Counsel & Secretary

Date: June 18, 2012